Exhibit 1.01

Winnebago Industries, Inc.
Conflict Minerals Report
For the Year Ended December 31, 2018

The "Company," "Winnebago Industries," "we," "our," and "us" are used interchangeably to refer to Winnebago Industries, Inc. and its subsidiaries, Winnebago of Indiana, LLC and Grand Design RV, LLC, as appropriate in this context.

This Conflict Minerals Report of Winnebago Industries, Inc. for calendar year 2018 is presented in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934 (the “1934 Act”). Please refer to Rule 13p-1, Form SD and the 1934 Act Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein.

Winnebago Industries, a manufacturer of recreation vehicles, has determined that its products were manufactured with tin, tantalum, tungsten, and gold, which were necessary for the functionality of such products. In accordance with Rule 13p-1, Winnebago Industries performed due diligence as noted below to determine the conflict minerals’ status of the necessary conflict minerals used in its product manufacturing.

Overview of Conflict Minerals Program and Reasonable Country of Origin Inquiry

•
We have structured compliance efforts internally to support supply chain due diligence. Winnebago Industries has developed a team responsible for the conflict minerals program. The team reports to the General Counsel.

•
We have established a system of controls and supply chain transparency through the adoption and use of due diligence tools created by the Electronic Industry Citizenship Coalition and the Global e-Sustainability Initiative (“EICC/GeSI”). This included the use of the Conflict Minerals Reporting Template (“CMRT”), a supply-chain survey.

•
We have conducted a supply chain survey of our largest suppliers that potentially provided parts and materials containing conflict minerals. The survey requested suppliers to identify smelters and refiners, using the CMRT. As a downstream manufacturer, we rely on our vendors to provide the origins of all of our conflict minerals, including the location of the smelter, mine, or transit route of the minerals.

Design of Due Diligence

We have reviewed our suppliers and sourcing decisions, and integrated into our management programs the Organization for Economic Cooperation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition (“OECD Framework”), an internationally-recognized due diligence framework. Winnebago Industries communicated to applicable suppliers, our efforts to comply with Rule 13p-1.

Description of Due Diligence Measures Performed

We have included a summary below of the description of the measures performed to exercise due diligence on the source and chain of custody of the necessary conflict minerals contained in our products, which may have originated from the Covered Countries and may not have come from recycled or scrap sources:

•
We evaluated survey responses to identify: (i) the use and source of Conflict Minerals, and; (ii) any indicators that Conflict Minerals may have come from the Democratic Republic of the Congo or an Adjoining Country.

•
We compared smelters and refiners identified by the supply chain survey against the list of smelters and refiners that are compliant with the Responsible Minerals Assurance Process assessment protocols (“RMAP”) formerly known as Conflict Free Smelter Program.

•	We made additional inquiries on a case-by-case basis if smelter and refinery information was deemed inconsistent, inaccurate, or incomplete.

•	The status of risk mitigation efforts was summarized and provided to Winnebago Industries’ management.

•	Our conflict minerals compliance results are reported annually to the SEC and are made publicly available on our website.

Product Determination

All products manufactured by Winnebago Industries are deemed to contain conflict minerals only when necessary to the products’ functionality. We produce products that include motorhomes, touring coaches, travel trailers, and fifth wheel trailers, as well as supporting RV products. Based on the surveys provided and notifications that our suppliers’ diligence efforts were incomplete, we do not have sufficient information to conclusively determine all smelters or refiners or Countries of Origin of the conflict minerals. However, based on the data provided by the Reasonable Country of Origin Inquiry, this information has been listed in Annex I. The majority of our suppliers reported conflict minerals’ use at the company level, not at the product level. As such, we cannot definitively state whether these conflict minerals were included in the products supplied to Winnebago or further validate that these smelters or refiners exist in our supply chain.

Future Due Diligence

There were numerous suppliers that did not provide a listing of smelters and refiners used, and an additional group of suppliers that did not provide a response to our survey. In our efforts to obtain timely and accurate information from our supply chain, we intend to execute the following:

•	Continue to assess the presence of conflict minerals in our supply chain.

•	Clearly communicate expectations with newly contracted and delinquent suppliers.

•	Continue to improve our risk mitigation strategy.

•	Continue to encourage our direct suppliers to assess their supply chain risks.

•	Continue to encourage our direct suppliers to provide complete and accurate information.

As we progress, we expect that transparency in our supply chain will increase, which will allow for more accurate and detailed levels of risk assessment within our supply chain.

Annex I

Metal	Smelter Name	Smelter Country
Gold	L'Orfebre S.A.	ANDORRA
Gold	Morris and Watson Gold Coast	AUSTRALIA
Gold	Nyrstar Metals	AUSTRALIA
Gold	Tongling Nonferrous Metals Group Co., Ltd.	AUSTRALIA
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Tony Goetz NV	BELGIUM
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL
Gold	Marsam Metals	BRAZIL
Gold	Nyrstar Metals	BRAZIL
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Royal Canadian Mint	CANADA
Gold	Codelco - Ventanas Smelter & Refinery	CHILE
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	CHINA
Gold	Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Chang Cheng Gold And Silver Refinery Co., Ltd.	CHINA
Gold	China Gold International Resources Corp. Ltd.	CHINA
Gold	China GoldDeal Investment Co., Ltd.	CHINA
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	CHINA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Hua Jian Trade Co., Ltd.	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guangdong Jinxian Gaoxin Cai Liao Gong Si	CHINA
Gold	Guangdong macro jin precious metal smelting	CHINA
Gold	Guixi Smelter	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hang Seng Technology	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Henan Province Sanmenxia City Gold Smelter	CHINA
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Hetai Gold Mineral Guangdong Co., Ltd.	CHINA
Gold	Hop Hing electroplating factory Zhejiang	CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold	Hung Cheong Metal Manufacturing Limited	CHINA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Jiangxi Copper Co., Ltd.	CHINA

Metal	Smelter Name	Smelter Country
Gold	Jin Jinyin Refining Co., Ltd.	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Johnson Matthey HongKong Ltd.	CHINA
Gold	LiBaoJia	CHINA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Realized the enterprise Co., Ltd.	CHINA
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	Shan Dong Huangjin	CHINA
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA
Gold	Shandon Jin Jinyin Refining Limited	CHINA
Gold	Shandong GUODA gold Co.,Ltd.	CHINA
Gold	Shandong Hengbang Smelter Co., Ltd.	CHINA
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Shandong penglai gold smelter	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Yanggu Xiangguang Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd.	CHINA
Gold	Shangdong Humon Smelting Co., Ltd.	CHINA
Gold	Shanghai Gold Group Co., Ltd.	CHINA
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Gold	Shenzhen Kuril company	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Sino-Platinum Metals Co., Ltd.	CHINA
Gold	Super Dragon Technology Co., Ltd.	CHINA
Gold	SuZhou ShenChuang recycling Ltd.	CHINA
Gold	Taizhou Xin Hong Kong electronic material limited company	CHINA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	The Swiss METALOR Group	CHINA
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold	Wuzhong Group	CHINA
Gold	Xiamen JInbo Metal Co., Ltd.	CHINA
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA
Gold	Zhaojun Maifu	CHINA
Gold	Zhaoyuan Li Fu Industrial	CHINA
Gold	Zhaoyuan Lifushiye Co., Ltd.	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA

Metal	Smelter Name	Smelter Country
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zhuhai toxic materials Monopoly Ltd.	CHINA
Gold	Zhuzhou Smelting Group Co., Ltd.	CHINA
Gold	Zijian Kuang Ye Refinery	CHINA
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	SAAMP	FRANCE
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Aurubis AG	GERMANY
Gold	Bauer Walser AG	GERMANY
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Bangalore Refinery	INDIA
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Gujarat Bullion Refinery	INDIA
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Sai Refinery	INDIA
Gold	The Hutti Gold Mines Co., Ltd.	INDIA
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PT Timah	INDONESIA
Gold	8853 S.p.A.	ITALY
Gold	Chimet S.p.A.	ITALY
Gold	Faggi Enrico S.p.A.	ITALY
Gold	Italpreziosi	ITALY
Gold	Safimet S.p.A	ITALY
Gold	T.C.A S.p.A	ITALY
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Chugai Mining	JAPAN
Gold	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Japan Mint	JAPAN
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Kosak Seiren	JAPAN
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Nohon Material Corporation	JAPAN

Metal	Smelter Name	Smelter Country
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yunnan Copper Industry Co., Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	KAZAKHSTAN
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Hunan Chenzhou Mining Co., Ltd.	KOREA, REPUBLIC OF
Gold	HwaSeong CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	KOREA, REPUBLIC OF
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Caridad	MEXICO
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	Morris and Watson	NEW ZEALAND
Gold	K.A. Rasmussen	NORWAY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION

Metal	Smelter Name	Smelter Country
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Harmony Gold Mining	SOUTH AFRICA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Sudan Gold Refinery	SUDAN
Gold	Boliden AB	SWEDEN
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	PAMP S.A.	SWITZERLAND
Gold	PX Precinox S.A.	SWITZERLAND
Gold	Valcambi S.A.	SWITZERLAND
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Suntain Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Tsai Brother industries	TAIWAN, PROVINCE OF CHINA
Gold	WAM Technologies Taiwan Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	THAILAND
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Istanbul Gold Refinery	TURKEY
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	African Gold Refinery	UGANDA
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	ARY Aurum Plus	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	AURA-II	UNITED STATES OF AMERICA
Gold	Colt Refining, Inc.	UNITED STATES OF AMERICA
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	JM USA	UNITED STATES OF AMERICA
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Materion	UNITED STATES OF AMERICA
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Nyrstar Metals	UNITED STATES OF AMERICA
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	Precious Metals Sales Corp.	UNITED STATES OF AMERICA
Gold	QG Refining, LLC	UNITED STATES OF AMERICA

Metal	Smelter Name	Smelter Country
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Rio Tinto Group	UNITED STATES OF AMERICA
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Williams Gold Refining Co., Inc.	UNITED STATES OF AMERICA
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Tantalum	Plansee	AUSTRIA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	AMG (Advanced Metallurgical Group)	BRAZIL
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	Anhui Herrman Impex Co., Ltd.	CHINA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Duoluoshan	CHINA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Shanghai Jiangxi Metals Co., Ltd.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Group	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA

Metal	Smelter Name	Smelter Country
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	Power Resources Ltd.	MACEDONIA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Tantalite Resources (Pty) Ltd.	SOUTH AFRICA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	Avon Specialty Metals Ltd.	UNITED KINGDOM
Tantalum	Advanced Metallurgical Group N.V. (AMG)	UNITED STATES OF AMERICA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	E.S.R. Electronics	UNITED STATES OF AMERICA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	PM Kalco Inc.	UNITED STATES OF AMERICA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Sabin Metal Corp.	UNITED STATES OF AMERICA
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA
Tin	Eximetal	ARGENTINA
Tin	LCL Pty Ltd.	AUSTRALIA
Tin	Northern Smelter	AUSTRALIA
Tin	Ju Tai Industrial Co., Ltd.	BELGIUM
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	OMSA	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Soft Metais Ltda.	BRAZIL
Tin	Spectro Alloys Corp.	BRAZIL
Tin	Super Ligas	BRAZIL
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Angelcast Enterprise Co., Ltd.	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA

Metal	Smelter Name	Smelter Country
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Dingnan Jiawang environmental Tin technology Co.	CHINA
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	Dongguan City Xida Soldering Tin Products Co.	CHINA
Tin	Ge Jiu City Datun Chengfeng Smelter	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Ye Lian Chang	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Guangxi Nonferrous Metals Group	CHINA
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Hezhou Jinwei Tin Co., Ltd.	CHINA
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Hunan Xianghualing tin	CHINA
Tin	Jiang Jia Wang Technology Co.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin	Ju Tai Industrial Co., Ltd.	CHINA
Tin	Kunshan Xin Ding metal material Limited company	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	Liuzhou China Tin	CHINA
Tin	Ma An Shan Shu Guang Smelter Corp.	CHINA
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co., Ltd.	CHINA
Tin	Mitsubishi Material	CHINA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	CHINA
Tin	Ningbo Huaping Metalwork Co., Ltd.	CHINA
Tin	Old City Metals Processing Co., Ltd.	CHINA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA
Tin	Shanghai Jiangxi Metals Co., Ltd.	CHINA
Tin	shen zhen qi xiang da hua gong si	CHINA
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	CHINA
Tin	Sichuan Guanghan Jiangnan casting smelters	CHINA
Tin	Sigma Tin Alloy Co., Ltd.	CHINA
Tin	Suzhou Nuonengda Chemical Co., Ltd.	CHINA
Tin	Taicang City Nancang Metal Material Co., Ltd.	CHINA
Tin	Three green surface technology limited company	CHINA
Tin	Tianshui ling bo technology Co., Ltd.	CHINA

Metal	Smelter Name	Smelter Country
Tin	Tin Plating Gejiu	CHINA
Tin	Top-Team Technology (Shenzhen) Ltd.	CHINA
Tin	Wang Yu Manufacturing Co., Ltd.	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Wujiang City luxe Tin Factory	CHINA
Tin	Wuxi Lantronic Electronic Co., Ltd.	CHINA
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tin	Xianghualing Tin Industry Co., Ltd.	CHINA
Tin	Xianghualing Tin Minerals	CHINA
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA
Tin	XURI	CHINA
Tin	Yao Zhang	CHINA
Tin	YH(Yunnan)	CHINA
Tin	Yifeng Tin	CHINA
Tin	Yiquan Manufacturing	CHINA
Tin	Yuecheng Tin co., Ltd.	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	Yunnan Copper Zinc Industry Co., Ltd.	CHINA
Tin	Yunnan Geiju Smelting Corp.	CHINA
Tin	Yunnan Industrial Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	Yunnan Xi YE	CHINA
Tin	Zhongshan Jinye Smelting Co., Ltd.	CHINA
Tin	Zhuhai Quanjia	CHINA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Heraesu Materials Technology GmbH & Co., Ltd.	GERMANY
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Ney Metals and Alloys	INDONESIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA

Metal	Smelter Name	Smelter Country
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT Indra Eramulti Logam industri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT NATARI	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	ALMAG	ITALY
Tin	OMODEO A. E S. METALLEGHE SRL	ITALY
Tin	Asahiseiren Co., Ltd.	JAPAN
Tin	ASUKA Industries Inc.	JAPAN
Tin	Dowa	JAPAN
Tin	Fuji Metal Mining Corp.	JAPAN
Tin	Furukawa Company, Ltd.	JAPAN
Tin	Materials Eco-Refining Co., Ltd.	JAPAN
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Morigin Company	JAPAN
Tin	Xianghualing Tin Industry Co., Ltd.	JAPAN

Metal	Smelter Name	Smelter Country
Tin	Dae Kil Metal Co., Ltd.	KOREA, REPUBLIC OF
Tin	Lee Ku Industrial Co., Ltd.	KOREA, REPUBLIC OF
Tin	Wonil Metal Co., Ltd.	KOREA, REPUBLIC OF
Tin	Amalgamated Metal Corporation PLC	MALAYSIA
Tin	Butterworth smelter	MALAYSIA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Metahub Industries Sdn. Bhd	MALAYSIA
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Pongpipat Company Limited	MYANMAR
Tin	Minsur	PERU
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Fenix Metals	POLAND
Tin	Phoenix Metal Ltd.	RWANDA
Tin	M/s ECO Tropical Resources	SINGAPORE
Tin	Metales Fragmentados, S.A.	SPAIN
Tin	Metallo Spain S.L.U.	SPAIN
Tin	S. Izaguirre	SPAIN
Tin	Jau Janq Enterprise Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Malaysia Smelting Corporation (MSC)	TAIWAN, PROVINCE OF CHINA
Tin	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Pan Light Corporation	TAIWAN, PROVINCE OF CHINA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Taiwan high-tech Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Taiwan qinggao qiye you xian gong si	TAIWAN, PROVINCE OF CHINA
Tin	Taiwan's lofty Enterprises Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Thailand Mine Factory	THAILAND
Tin	Thaisarco	THAILAND
Tin	Amalgamated Metal Corporation PLC	UNITED KINGDOM
Tin	Alpha	UNITED STATES OF AMERICA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Ney Metals and Alloys	UNITED STATES OF AMERICA
Tin	Shapiro	UNITED STATES OF AMERICA
Tin	Spectro Alloys Corp.	UNITED STATES OF AMERICA
Tin	Thorock Metals	UNITED STATES OF AMERICA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	China Minmetals Nonferrous Metals Co., Ltd.	CHINA

Metal	Smelter Name	Smelter Country
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Sinda W&Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Te Jing Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Han River Pelican State Alloy Co., Ltd.	CHINA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangsu Hetian Sci-Tech Material Co., Ltd.	CHINA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Tungsten Industry Group Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Toshiba Material Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHINA
Tungsten	Zhuzhou Decheng Non Ferrous Metals Industries Co., Ltd.	CHINA
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	Mehra Ferro-Alloys Pvt. Ltd.	INDIA
Tungsten	A.L.M.T. Tungsten Corp.	JAPAN
Tungsten	Japan New Metals Co., Ltd.	JAPAN

Metal	Smelter Name	Smelter Country
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Avon Metals	UNITED KINGDOM
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM